UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2015

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COMMUNITY SHORES BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2015, Community Shores Bank (the “Bank”), a wholly owned subsidiary of Community Shores Bank Corporation (“the Company”), fully executed a Master Agreement (the “Agreement”) with Fiserv Solutions, LLC (“Fiserv”) for data processing and other banking services and products. The Agreement supersedes all previous agreements, amendments and extensions. Annual Fiserv fees for services and products have ranged from $350,000 to $570,000 since 2007.

This Amendment is included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description

10. 1	Master Agreement between Community Shores Bank and Fiserv Solutions, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY SHORES BANK CORPORATION

By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President,
Chief Financial Officer and Treasurer

Date: June 16, 2015

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EXHIBIT INDEX

Exhibit Number	Description

10. 1	Master Agreement between Community Shores Bank and Fiserv Solutions, LLC

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